                                                                 EXHIBIT 10.10


                          SUBSCRIBER SERVICE AGREEMENT

Agreement made this [27th] day of [November], 19[95], between PAYROLL TRANSFERS INTERSTATE, INC., a Florida corporation (hereinafter referred to as "PTI"), and [800 TRAVEL SYSTEMS, INC.], located at [3018 US Highway 301N, Suite 100, Tampa, Florida] (hereinafter referred to as "Subscriber").

1. PERSONNEL TRANSFER. Subscriber hereby agrees to transfer all existing personnel and any future personnel hired by Subscriber to the payroll of PTI, (hereinafter referred to as transferees ), and PTI hereby agrees to accept transferees from Subscriber. Subscriber agrees to provide PTI with the necessary personnel information for each applicant in order to properly complete the requisite personnel and payroll documentation. PTI will act as Employer and accept all Employer responsibilities which the law presently requires of an employee leasing relationship.

2. TERM OF AGREEMENT. This Agreement shall remain in force for the term of one year (the "Initial Term"). Following the Initial Term, this Agreement shall remain in force from month to month (the Extended Term ).

3. SET UP FEE. Subscriber agrees to pay PTI a non-refundable one time set up fee in the amount specified in the "Subscriber Service Sheet" to be due upon signing this Agreement.

4. PREPAYMENT. Subscriber shall maintain, at all times, a prepayment with PTI or provide a Letter of Credit to PTI equal to the amount specified in th "Subscriber Service Sheet". Should Subscriber fail to pay PTI any payment when due, PTI shall apply the prepayment to the amount due. Should the prepayment fall below the required amount, Subscriber shall immediately pay PTI an amount sufficient to comply with the required prepayment. If PTI receives insufficient funds to cover the payroll of the transferees at Subscriber s location, PTI may assess subscriber up to, but no more than, One Hundred ($100.00) Dollars per occurrence. The prepayment is placed with PTI to guarantee performance of all terms, covenants, conditions, and obligations of Subscriber under this Agreement. PTI shall refund any unapplied prepayment to Subscriber within thirty (30) days after the termination of this Agreement, without interest, provided Subscriber has performed each of its obligations under this Agreement.

5.   SERVICE FEES.

     (a) Subscriber agrees to pay PTI a service fee equal to a percentage (%) above gross payroll of each transferee as specified in the "Subscriber Service Sheet". Should Subscribers payroll be less than $2,000.00 in total gross wages for any pay period, Subscriber agrees to pay PTI an additional $25.00 service fee. Should Subscriber require additional services not listed in "Subscriber Service Sheet" a fee will be negotiated and added to this Agreement. During the Initial Term of this Agreement, PTI may not adjust the fee rate percentage except for statutory increases or any changes in the insurance requirements or costs. Upon written notice to Subscriber from PTI of a fee adjustment, Subscriber shall have the right to terminate this Agreement by giving written notice of termination to PTI within fifteen (15) days of PTI's receipt of such notice.

     (b) Subscriber shall pay PTI all service fees due not later than the Invoice Date of each pay period. Subscriber agrees to verify all payroll data submissions of PTI transferees. If Subscriber believes that any billing or other communication between the parties is in error, Subscriber shall immediately notify PTI of such error. Subscriber agrees to pay PTI a minimum service fee of S50.00 for each pay period Subscriber fails to provide payroll information to PTI or fails to accept a payroll upon delivery.

6.   INSURANCE.

     (a) If Subscriber transfers professionals engaged to act in their professional capacity, Subscriber shall furnish, and shall maintain in full force and effect at all times during this Agreement, professional liability and/or malpractice insurance covering any acts, errors or omissions of PTI transferees, with specific coverages and in limits satisfactory to PTI. Subscriber shall cause PTI to be named as an additional named insured, and a certificate of insurance shall be issued to PTI allowing not less than 30 days advance notice of any cancellation or material change. Subscriber warrants that its professional engagements and activities shall be only such as shall be within the scope and contemplation of such professional liability and/or malpractice insurance.

     (b) Subscriber shall secure and maintain Commercial General Liability Insurance coverage with limits of liability no less than $1,000,000 combined single limit, and shall provide PTI with a Certificate of such insurance.

     (c) Each party shall maintain in full force and effect at all times during the term of this Agreement all insurance coverages which it is required to furnish or maintain under this Agreement, and shall furnish proof thereof at any time upon the request of the other party.

7. PENSION PLAN. PTI shall offer a 401(k) pension plan to all eligible transferees of Subscriber. PTI will match deposits of eligible Transferees at the rate of $.50 for each $1.00 saved up to a maximum 3% of gross wages in accordance with the 401(k) plan document. The specific rights of any Transferees under the 401(k) plan provided by PTI, whether respecting their eligibility, participation, payment of benefits, or otherwise, shall be governed solely by the express terms and provisions of the plan, as in effect or as amended from time to time.

8. SUPERVISION. With the assistance of the Subscriber, PTI will designate an on site supervisor in the "Subscriber Service Sheet". The on site supervisor shall direct operational and administrative matters on a day-to-day basis relating to service provided by PTI transferees. The PTI on site supervisor, with direction from the PTI Human Resource Department, shall determine the procedures to be followed by PTI transferees regarding their duties. PTI retains the right to hire, fire, set wages for and perform evaluations for all transferees as required by law. Subscriber shall not terminate any on site Supervisor without prior notice to PTI.

9. REPRESENTATION OF SUBSCRIBER. Subscriber represents and warrants to PTI as follows:

     (a) All wages and compensation to which any of Subscriber's employees are entitled and which shall have accrued as of the commencement of the Initial Term of this Agreement have been paid in full, or shall have been paid in full as of such date;

     (b) Except as expressly described herein, or as heretofore disclosed to PTI and acknowledged by PTI in writing, there are no separate agreements or arrangements, whether in the nature of employment agreements, collective bargaining agreements, deferred compensation arrangements, or otherwise, under which PTI would be obligated, or which would materially alter PTI's obligations hereunder;

     (c) All Transferees for whom an employment agreement with Subscriber may now be in effect, or with respect to whom an employment agreement may hereafter be desired by Subscriber, shall enter into a joint employment agreement with PTI;

     (d) All existing pension and profit sharing plans are current and in compliance with all applicable laws, rules and regulations, including but not limited to all requirements and limitations respecting funding, reporting and payment of benefits, and Subscriber shall furnish to PTI the opinion of Subscriber's counsel to these effects; and

     (e) Subscriber has terminated any other employee leasing arrangement to which Subscriber was heretofore a party, and Subscriber shall not enter into any other employee leasing arrangement while this Agreement remains in effect.

10.  WORKERS' COMPENSATION.

     (a) PTI shall furnish and keep in full force and effect at all times during the term of this Agreement, workers' compensation insurance covering only PTI transferees for time worked and wages paid under the terms of this Agreement. Upon request, PTI shall produce a Certificate of Insurance to be issued naming Subscriber as the certificate holder.

     (b) Subscriber agrees to immediately notify PTI of any on-the-job injury and to complete the On The Job Injury Report form and forward same to PTI within 48 hours of the incident.

     (c) Failure to comply with the terms of Paragraph 10(b) may result in a $500.00 fine (per violation) to Subscriber, to be paid no later than the invoice date of the following pay period.

11.  SAFE WORK ENVIRONMENT.

     (a) Subscriber agrees that it will comply with all health and safety laws (including the Occupational Health and Safety Act, (OSHA)), ADA Regulations, Title l of the Civil Rights Act of 1991, right-to-know laws, regulations, ordinances, directives, and rules imposed by controlling federal, state, and local government.

     (b) Subscriber agrees to comply at its expense with any specific directives from PTI, PTI's workers' compensation carrier, or any government agency having jurisdiction over the health and safety regulations at the work place.

     (c) Subscriber shall provide and ensure use of all personal protective equipment, as required by federal, state or local law, regulation, ordinance, directive, or rule as deemed necessary by PTI or PTI's workers' compensation carrier.

     (d) Subscriber, with PTI's assistance, agrees to implement a light duty return-to-work program to assist eligible injured workers compensation claimants (claimants with a suitable doctor's release) in returning to gainful employment.

     (e) PTI and PTI's workers compensation carriers, shall have the right to inspect Subscriber premises at a time mutually convenient for the Subscriber and the inspector.

12. ASSIGNMENT OF WAGES. Subscriber agrees that any wages and/or payroll taxes Subscriber owes with respect to a transferred employee, and which may be paid by PTI, are hereby assigned as wages and/or payroll taxes owed to and assigned to PTI, for which PTI as the assignee, shall have a direct claim against Subscriber until paid or reimbursed to PTI.

13. OBLIGATION FOR TIMELY PROVISION OF NECESSARY FORMS. Within five days of the date of Subscriber's first payroll, Subscriber must provide PTI with all necessary documents required to enroll each transferee, including but not limited to, each Employee Enrollment Form, Employment Eligibility
     Verification (Form 1-9), 401(k) Forms, Safety Rules and W-4 Withholding Forms. Subsequent to the date of this Agreement, Subscriber must provide PTI with the same documentation for all additional transferees within 48 hours of their hire. Subscriber may be assessed any and all fines and/or penalties imposed upon PTI resulting from client's failure to provide the required documentation.

14.  INDEMNIFICATION AND ATTORNEYS FEES.

     (a) Subscriber hereby agrees to hold harmless, defend and indemnify PTI, its stockholders, officers, directors employees and agents in respect of any and all debts, claims, causes of action, liabilities, expenses (including court costs and attorney's fees) and suits, of whatsoever kind of nature, whether in law or in equity, which may be asserted against or incurred by them, or any of them, and which may result in whole or in any material part from the acts or omissions of Subscriber, its agents or employees including, without limitation, any breach or violation of any of the provisions of this Agreement and any claim whatsoever respecting product liability, quality of work, violations of wage and Hour laws, OSHA laws, ADA laws, EPA, DOL, EEOC or the National Labor Regulations Act, and any related rules and regulations.

     (b) Subscriber hereby agrees to indemnify, defend, and hold PTI harmless for any and all liabilities whatsoever arising from acts committed by or injuries to Independent Contractors and or Employees hired by Subscriber outside of the PTI Agreement. Subscriber hereby agrees to cover any and all employees and transferees with Subscriber's own workers' compensation policy during any period in which Subscriber fails to provide payroll information or does not accept a payroll from PTI.

     (c) In the event that any action is brought by either party hereto as a result of a breach of any provision of this Agreement or to enforce the terms of this Agreement, the prevailing party in such action shall be awarded reasonable attorney fees and court costs in addition to any other relief to which the party may be entitled.

15.  TERMINATION OF THIS AGREEMENT.

     (a) At any time during the initial or extended term of this Agreement, this Agreement may be terminated by the mutual consent in writing of both parties.

     (b) Either party may terminate the Agreement, after completion of the Initial term, upon 15 days written notice to the other party.

     (c) During the Initial Term and Extended Term, PTI may terminate the Agreement upon 7 days written notice in the event Subscriber breaches any provisions of this contract. In addition, PTI shall have the right, at any time, to immediately terminate the Agreement in the event Subscriber:

          i) is late with payment for any payroll, fee or penalty required under the Agreement at any time from the date of this Agreement.

          ii) fails to comply with any directive regarding health and safety from PTI, PTI's workers' compensation carrier, or any government agency.

          iii) fails to provide any insurance required under this Agreement.

          iv) terminates any on-site supervisor as named in the Subscriber Service Sheet without prior written notice to PTI.

          v) is found to be conducting any illegal activity in conjunction with its employees, the operation of its business or on the business premises.

          vi) intentionally or materially misclassifies transferred employees workers compensation codes.

     (d) In the event that it shall reasonably appear to PTI that any circumstances may exist which would warrant a termination pursuant to Paragraph 15(c) or any other provision of this Agreement, PTI shall be entitled to suspend its performance pending its review and determination, without liability to Subscriber for so doing.

     (e) This Agreement shall terminate automatically without notice to Subscriber if petition in bankruptcy is filed by or against
          Subscriber, or if Subscriber shall have made an assignment for the benefit of creditors, shall have voluntarily or involuntarily adjudicated bankrupt by any court of competent jurisdiction, or if a petition is filed for reorganization of Subscriber. Subscriber and any Guarantor of Subscriber's obligations under this Agreement shall immediately notify PTI of any bankruptcy filing by or against it, or of any assignment by Subscriber for the benefit of its creditors, it being acknowledged that the acceptance of any payrolls from PTI thereafter would be fraudulent as to PTI in the absence of such notice.

16.  MISCELLANEOUS.

     (a) Subscriber shall not assign this Agreement or its rights and duties hereunder, or any interest therein, without the prior written consent of PTI. Any such assignment or attempted assignment shall be void. No acceptance by PTI of any payment from the assignee or purported assignee shall operate, constitute or be construed as a waiver of this provision, or as a release of the Subscriber or any Guarantor.

     (b) This Agreement constitutes the entire Agreement between the parties with regard to this subject matter and no other agreement, statement, promise or practice between the parties relating to the subject matter shall be binding on the parties. This Agreement may be changed only by a written amendment signed by both parties.

     (c) Failure by either party at any time to require performance by the other party or to claim a breach of any provision of this Agreement will not constitute a waiver of any subsequent breach nor alter the effectiveness of this Agreement, nor any part thereof, nor prejudice either party in any subsequent action.

     (d) Any notice or demand to be given hereunder by either party to the other shall be by personal delivery in writing or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated forty-eight (48) hours after mailing. Mailed notices shall be addressed to the party's principal place of business, or as set forth in this Agreement. Either party may change its address by written notice in accordance with this paragraph.

     (e) Should any term, warrant, covenant, condition or provision of this Agreement be held to be invalid or unenforceable, the balance of this Agreement shall remain in full force and shall stand as if the unenforceable provision did not exist.

     (f) The paragraph headings of this Agreement are for reference only and shall not be considered in the interpretation of this Agreement.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties mutually submit to the jurisdiction and stipulate to the venue of the Circuit Court for the 13th Judicial Circuit, Hillsborough County, Florida and, as applicable, the United States District Court for the Middle District of Florida, Tampa Division, for the resolution of any disputes or claims arising under or in connection with this Agreement.


                                             SIGNATURE PAGE TO FOLLOW

Executed at [Tampa, Florida] on the date first written above.


PAYROLL TRANSFERS INTERSTATE, INC.                 SUBSCRIBER




MICHAEL M. MOORE                                  JERROLD B. SENDROW
----------------      --------------------        ------------------        -------------------
NAME                  AUTHORIZED SIGNATURE        NAME                      AUTHORIZED SIGNATURE


PRESIDENT                                         VICE PRESIDENT
----------------      --------------------        ------------------        -------------------
TITLE                 DATE                        TITLE                     DATE



THE ABOVE AGREEMENT SHALL NOT BE BINDING UNTIL SIGNED BY AN OFFICER OF PAYROLL TRANSFERS INTERSTATE, INC.


================================================================================

                                PERSONAL GUARANTY

In consideration of the undertakings of PAYROLL TRANSFERS INTERSTATE, INC. ("PTI") pursuant to the foregoing Subscriber Service Agreement, and the relationship of the undersigned to the named Subscriber, the undersigned ("Guarantor") hereby personally warrants and guarantees the full and timely payment and performance by the Subscriber of any and all of the payments and other obligations for which the Subscriber may now be or hereafter become obligated or liable pursuant to said Agreement. In the event of any breach thereof, PTI shall not be obligated to pursue or exhaust its remedies against the Subscriber as a condition to its enforcement of this Guaranty. Guarantor further agrees to be responsible for any and all costs, including attorney's fees, incurred by PTI in enforcing its rights under this Guaranty.




By:   JERROLD B. SENDROW
      ----------------------           --------------------------
      NAME                             GUARANTOR SIGNATURE

                           "PROSPECTIVE CLIENT NOTICE"

In accordance with Section #468.530(2), Florida Statutes on Employee Leasing, Mel Klinghoffer, License #C0 0000011, and Marc Moore, License #C0 0000010, are authorized by Statute to execute a Subscriber Service Agreement on behalf of Payroll Transfers, its subsidiaries, and affiliates, License numbers GL 0000002, GM 0000004, and GM 0000005.

The undersigned hereby acknowledges and agrees that no Subscriber Service Agreement shall be binding or in affect whatsoever until prospective client is in receipt of a Subscriber Service Agreement fully executed by Mel Klinghoffer or Marc Moore, licensed representatives of Payroll Transfers.

Prospective client also acknowledges and agrees to the following:

          o Prospective client should not cancel any insurances whatsoever until prospective client is in receipt of an executed Employee Leasing Agreement from Payroll Transfers.

          o Prospective client fully understands that it is the policy of Payroll Transfers, and as governed by various Federal, State and local regulations, that all required employee documentation, including employee application, W-2 Form, I-9 Form, Wellness Statement, employee benefits application and401(k) Plan application, be fully completed in order to qualify for acceptance by Payroll Transfers.

          o Prospective client understands that Payroll Transfers' workers' compensation carrier will review client's submitted information and acknowledge acceptance prior to the commencement of the Subscriber Service Agreement.


The undersigned fully understands and agrees to the conditions above by their signature below.


-----------------------------------
PROSPECTIVE CLIENT'S NAME                         Submitted By:



-----------------------------------               ------------------------------
PROSPECTIVE CLIENTS SIGNATURE                     PAYROLL TRANSFERS
                                                  MARKETING REPRESENTATIVE


DATE

                            SUBSCRIBER SERVICE SHEET


                            800 TRAVEL SYSTEMS, INC.
--------------------------------------------------------------------------------
SUBSCRIBER


                         3018 US HIGHWAY 301N SUITE 100
--------------------------------------------------------------------------------
ADDRESS


TAMPA                             FLORIDA                       33619
-----------------------           -------------------------     ----------------
CITY                              STATE                         ZIP


(813) 628-8855
-----------------------------------------            ---------------------------
TELEPHONE NUMBER                                     EMERGENCY TELEPHONE NUMBER


LUCIEN BITTAR                                        FRANK MOREIRA
-----------------------------------------            ---------------------------
ON SITE SUPERVISOR                                   ADDITIONAL CONTACT



          8810                   MAN/CLERICAL                 11.25 + W.C. 11.96
------------------------------   -----------------------      ------------------
WORKERS' COMPENSATION CODE       SKILL CLASSIFICATION          BILLING RATE

------------------------------   -----------------------      ------------------
WORKERS' COMPENSATION CODE       SKILL CLASSIFICATION          BILLING RATE

------------------------------   -----------------------      ------------------
WORKERS' COMPENSATION CODE       SKILL CLASSIFICATION          BILLING RATE

------------------------------   -----------------------      ------------------
WORKERS' COMPENSATION CODE       SKILL CLASSIFICATION          BILLING RATE

------------------------------   -----------------------      ------------------
WORKERS' COMPENSATION CODE       SKILL CLASSIFICATION          BILLING RATE



EMPLOYEE COVERAGE:  $50.00 SINGLE ONLY             $
                     ------------------------      -----------------------------
                     SUBSCRIBER PAYS               EMPLOYEE DEDUCT (SECTION 125)


DEPENDENT COVERAGE: $        0                     $
                     ------------------------      -----------------------------
                     SUBSCRIBER PAYS               EMPLOYEE DEDUCT (SECTION 125)

                                                           $
----------------------------------- ---------------------- ---------------------------------
PROPOSED EFFECTIVE DATE OF EMPLOYEE TRANSFER               PROPOSED EFFECTIVE DATE OF HEALTH
COVERAGE                            -BENEFIT PREPAYMENT

                                                                        $        0                         $
---------------------------------   ---------------------------------   --------------------------------   ---------------------
PERIOD ENDING DAY                   DELIVERY DAY                        SET-UP FEE                         PAYROLL PREPAYMENT


PAY FREQUENCY:      WEEKLY                    BI-WEEKLY                 SEMI-MONTHLY              MONTHLY
========================================================-=======================================================================


APPROVED BY: -------------------------------------------------------------------------------------------------------------------
                AUTHORIZED SIGNATURE OF SUBSCRIBER                                   DATE


APPROVED BY: -------------------------------------------------------------------------------------------------------------------
                OFFICER OF PAYROLL TRANSFERS INTERSTATE, INC.                        DATE
